SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT FORM

Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

NewMil Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16455	06-1186389
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

19 Main Street, P.O. Box 600, New Milford, CT	06776
(Address of principal executive offices)	(Zip code)

(860) 355-7600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 8.01	Other

In a press release attached to this 8-K as Exhibit 99, the
Company announced a new stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

NEWMIL BANCORP, INC.
Registrant

May 19, 2005
/s/ B. Ian McMahon
B. Ian McMahon
Its: Executive Vice President